inVentiv Health, Inc. (VTIV)

Second Quarter 2009 Earnings Call

August 6, 2009

inVentiv health

Forward Looking Statements and Non-GAAP Financial Information

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "will" or "should" or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. Specifically, this presentation contains forward-looking statements regarding our estimates of revenues and earnings in future periods. In addition, we have disclosed data regarding our historical experience in winning new business opportunities in conjunction with our presentation of our new business pipeline, which is intended to assist readers in evaluating our new business pipeline on a forward-looking basis.

These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following:

- the potential impact of a recessionary environment on our customers and business;
- our ability to sufficiently increase our revenues and maintain or decrease expenses and cash capital expenditures to permit us to fund our operations;
- our ability to continue to comply with the covenants and terms of our credit facility and to access sufficient capital under our credit agreement or from other sources of debt or equity financing to fund our operations;
- the impact of any default by any of our credit providers or swap counterparties;
- our ability to accurately forecast costs to be incurred in providing services under fixed price contracts, including with respect to the leasing costs for our fleet vehicles and related fuel costs;
- our ability to accurately forecast insurance claims within our self-insured programs.
- the potential impact of pricing pressures on pharmaceutical manufacturers from future health care reform initiatives or from changes in the reimbursement policies of third party payers;
- potential disruptions and switching cost related to vendors relationships;
- the possibility that customer agreements will be terminated or not renewed;
- our ability to grow our existing client relationships, obtain new clients and cross-sell our services;
- our ability to successfully operate new lines of business;
- our ability to manage our infrastructure and resources to support our growth;
- our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations;
- any disruptions, impairments, or malfunctions affecting software as well as excessive costs or delays that may adversely impact our continued investment in and development of software.
- the potential impact of government regulation on us and on our clients base;
- our ability to comply with all applicable laws as well as our ability to successfully implement from a timing and cost perspective any changes in applicable laws;
- our ability to recruit, motivate and retain qualified personnel, including sales representatives and clinical staff;
- our ability to maintain technological advantages in a variety of functional areas, including sales force automation, electronic claims surveillance and patient compliance
- the actual impact of the adoption of certain accounting standards;
- the actual outcome of pending litigation;
- any potential impairment of intangible assets;
- changes in trends in the pharmaceutical industry or in pharmaceutical outsourcing; and

Investors should carefully consider these risk factors and the matters contained in our filings with the Securities Exchange Commission which can be accessed electronically in the Investor Relations portion of our web site at www.inventivhealth.com.

This presentation includes non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. The "adjusted" (non-GAAP) financial measures included in this presentation exclude the following:

- Interest income (expense) related to our interest rate hedge of a term loan facility;
- Impairment of marketable securities;

The segment information contained in this presentation excludes:

- compensation expense related to vested stock options and restricted stock; (which constitutes an additional non-GAAP Adjustment)
- corporate overhead; and
- noncontrolling interest & equity investments

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, is useful in order to (i) present financial information on a more comparable period-to-period basis, (ii) enhance investors' overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance using management's analytical approach. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures.

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2009 vs. 2008 Adjusted Results

$'s in Millions (except per share)

	Second Quarter			Q2 YTD		
	2009	2008	%	2009	2008	%
Total Revenues	$269.0	$285.0	*(6%)*	$526.7	$547.4	*(4%)*
Net Revenues	235.5	236.0	--	456.5	460.6	*(1%)*
Adjusted EBITDA	32.9	36.3	*(9%)*	60.8	65.2	*(7%)*
Adjusted Operating Income	24.8	28.0	*(11%)*	44.2	48.3	*(8%)*
% of Net Revenue	*10.5%*	*11.9%*		*9.7%*	*10.5%*	
Adjusted Net Income	11.3	13.3	*(15%)*	19.2	21.8	*(12%)*
Adjusted Diluted EPS	$0.34	$0.40	*(15%)*	$0.57	$0.65	*(12%)*
GAAP EPS	$0.34	$0.39	*(13%)*	$0.57	$0.64	*(11%)*

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation
NOTE: The adjusted Net Income attributable to inVentiv Health and adjusted EPS figures present adjusted results from continuing operations.
NOTE: The adjusted EBITDA and adjusted Operating Income figures exclude noncontrolling interest and equity investments.

2009 Total Revenue by Segment

$'s in Millions

Second Quarter



Patient Outcomes
13%
Clinical
20%
Commercial
39%
Communications
28%

Segment	$ Value
Clinical	$53.3
Communications	75.2
Commercial	105.7
Patient Outcomes	34.8
inVentiv Total	$269.0

Q2 YTD



Patient Outcomes
13%
Clinical
20%
Commercial
39%
Communications
28%

Segment	$ Value
Clinical	$104.5
Communications	146.1
Commercial	209.0
Patient Outcomes	67.1
inVentiv Total	$526.7

2009 Adjusted Operating Income by Segment

$'s in Millions

Second Quarter



Patient Outcomes
23%
11%
Clinical
Communications
31%
Commercial
35%

Segment	$ Value
Clinical	$3.7
Communications	10.7
Commercial	11.8
Patient Outcomes	8.0

Q2 YTD



Patient Outcomes
24%
Clinical
9%
Communications
35%
Commercial
32%

Segment	$ Value
Clinical	$5.4
Communications	21.1
Commercial	19.2
Patient Outcomes	14.1

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation. The sum of the segment adjusted operating income amounts will not tie to consolidated adjusted operating income due to corporate and other costs.

inVentiv Clinical: 2009 vs. 2008

$'s in Millions

	Second Quarter			Q2 YTD		
	2009	2008	%	2009	2008	%
Total Revenues	$53.3	$54.4	*(2%)*	$104.5	$106.5	*(2%)*
Adjusted Operating Income	3.7	5.4	*(31%)*	5.4	8.7	*(38%)*
Adjusted Operating Income %	*6.9%*	*9.9%*		*5.2%*	*8.2%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Communications: 2009 vs. 2008

$'s in Millions

	Second Quarter			Q2 YTD		
	2009	2008	%	2009	2008	%
Total Revenues	$75.2	$95.7	*(21%)*	$146.1	$184.0	*21%*
Adjusted Operating Income	10.7	11.3	*(5%)*	21.1	24.1	*(12%)*
Adjusted Operating Income %	*14.2%*	*11.8%*		*14.4%*	*13.1%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Commercial: 2009 vs. 2008

$'s in Millions

	Second Quarter			Q2 YTD		
	2009	2008	%	2009	2008	%
Total Revenues	$105.7	$105.2	--	$209.0	$197.3	*6%*
Adjusted Operating Income	11.8	13.6	*(13%)*	19.2	19.5	*(2%)*
Adjusted Operating Income %	*11.2%*	*12.9%*		*9.2%*	*9.9%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv health

inVentiv Patient Outcomes: 2009 vs. 2008

$'s in Millions

	Second Quarter			Q2 YTD		
	2009	2008	%	2009	2008	%
Total Revenues	$34.8	$29.7	*17%*	$67.1	$59.6	*13%*
Adjusted Operating Income	8.0	5.1	*57%*	14.1	10.0	*41%*
Adjusted Operating Income %	*23.0%*	*17.2%*		*21.0%*	*16.8%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

New Business Pipeline

Annualized Net Fees ($'s in Millions)


$500
$400
$300
$200
$100
$0
$300
$300
$350
$400
$350
$400
$350
$350
$375
$425
Q1:07
Q2:07
Q3:07
Q4:07
Q1:08
Q2:08
Q3:08
Q4:08
Q1:09
Q2:09

NOTE: inVentiv calculates its pipeline based on its approximate annualized net revenue estimate for all identified new business opportunities on a rolling, forward 12-mth basis.

NOTE: inVentiv has historically won ~50% of the opportunities for which inVentiv submits a proposal and the Client elects to outsource (weighted by net revenue).

Metrics & Other Information

$'s in Millions

	6/30/09	6/30/08	12/31/08
Cash Flow from Continuing Operations (qtr)	$35.9	$33.3	$14.9
Cash Flow from Continuing Operations (ttm)	$100.8	$84.3	$86.4
Cash & Marketable Securities*	$103.0	$104.0	$102.3
Working Capital[1]	$197.6	$174.0	$163.6
Leverage Ratio (Proforma ttm)[2]	2.42	2.34	2.37
Days Sales Outstanding (qtr)[3]	73	73	72
Approximate Worldwide Employee Count (qtr)	6,600	6,900	7,100

NOTE: For GAAP reconciliations, metrics definitions and additional notes, investors are referred to additional slides at the end of this presentation.

*The 12/31/08, 6/30/08, and 6/30/09 amounts include $3.7MM, $5.1MM and $1.7MM, respectively, in Long Term Marketable Securities.

Appendix

Metrics Definitions & Notes

- [1] Working Capital equals current assets less current liabilities
- [2] Leverage Ratio (TTM) is calculated as if all new acquisitions closed during the twelve month period were part of inVentiv for the full twelve months. The calculation is Debt divided by Adjusted Proforma EBITDA as defined within inVentiv's credit agreement.
- [3] Days Sales Outstanding (DSO) is measured using the combined amounts of Accounts Receivable and Unbilled Services (excluding work-in-progress, which does not affect calculation) outstanding as of the Balance Sheet date, against Revenues for the trailing 3-month period then ended.

GAAP Reconciliation Factors

- Other than Temporary Impairment on Marketable Securities: For the first half of 2008, the Company recorded $0.5 million ($0.3 million, net of taxes) related to an other than temporary impairment of the Company's Columbia Strategic Cash Portfolio ("CSCP"), which held certain asset-backed securities. Consistent with the company's investment policy guidelines, the vast majority of holdings within CSCP had AAA/Aaa credit ratings at the time of purchase. With the liquidity issues experienced in the global credit and capital markets, the CSCP experienced other than temporary losses resulting in a change in the net asset value per share from its $1 par value. The other than temporary impairment loss was adjusted to exclude this charge for the 2008 results.
- Derivative Interest: In October 2005, the Company engaged in an interest rate hedge of its $175 million term loan facility, which the Company did not designate for hedge accounting until July 2006. In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness. For the three-months ended June 30, 2008, the Company recorded $0.3 million, of interest expense ($0.2 million, net of taxes) relating to the ineffectiveness of the hedge for the quarter. For the six-months ended June 30, 2008, the Company recorded $0.7 million, of interest expense ($0.4 million, net of taxes) relating to the ineffectiveness of the hedge for each period. Net interest expense was adjusted to exclude these adjustments in their respective periods. Starting in 2009, there is no ineffectiveness in the company's interest rate hedge.
- Compensation expense related to vested stock options and restricted stock: The Company adopted FAS 123(R) as of January 1, 2006 and commenced recording expense for vested stock options and restricted stock as of that date. Compensation expense has been included in all adjusted consolidated financial information and EPS computations, but excluded at the segment level. For all non-GAAP financial information related to the segment information, compensation expense of $1.4 million and $2.4 million has been adjusted for the three months ending June 30, 2009 and 2008 respectively and $2.7 million and $4.4 million has been adjusted for the six months ending June 30, 2009 and 2008 respectively to exclude expense related to vested stock options and restricted stock.

NOTE: Segment information contained in this presentation excludes corporate overhead and noncontrolling interest & equity investments

GAAP Reconciliations

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(in millions)	Three-Months Ended June 30, 2009	Three-Months Ended June 30, 2008	Six-Months Ended June 30, 2009	Six-Months Ended June 30, 2008
Operating income, as reported	24.8	28.0	44.2	47.8
Add: Impairment loss on marketable securities	-	-	-	0.5
Adjusted operating income	**24.8**	**28.0**	**44.2**	**48.3**
Add: Depreciation	5.0	4.5	10.4	9.5
Add: Amortization	3.1	3.8	6.2	7.4
Adjusted EBITDA *	**$ 32.9**	**$ 36.3**	**$ 60.8**	**$ 65.2**

* before noncontrolling interest and income from equity investments

Reconciliation of Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS from Continuing Operations attributable to inVentiv Health

(in millions)	Three-Months Ended June 30, 2009	Three-Months Ended June 30, 2008	Six-Months Ended June 30, 2009	Six-Months Ended June 30, 2008
Net income from Continuing Operations attributable to inVentiv Health	$ 11.3	$ 13.1	$ 19.2	$ 21.1
Add: Impairment loss on marketable securities, net of taxes	-	-	-	0.3
Add: Derivative interest, net of taxes	-	0.2	-	0.4
Adjusted Net income from Continuing Operations attributable to inVentiv Health	**$11.3**	**$13.3**	**$19.2**	**$21.8**
Diluted Shares Outstanding	33.7	33.5	33.6	33.3
Adjusted Diluted EPS from Continuing Operations attributable to inVentiv Health	**$0.34**	**$0.40**	**$0.57**	**$0.65**

Reconciliation of Segment Operating Income

(in millions)	inVentiv Clinical Q209	inVentiv Clinical Q208	inVentiv Commercial Q209	inVentiv Commercial Q208	inVentiv Communications Q209	inVentiv Communications Q208	inVentiv Patient Outcomes Q209	inVentiv Patient Outcomes Q208
Operating income, as reported	$3.4	$4.9	$11.2	$12.3	$10.2	$10.8	$7.8	$4.9
Add: Equity compensation expense	0.3	0.5	0.6	1.3	0.5	0.5	0.2	0.2
Adjusted Operating Income	$3.7	$5.4	$11.8	$13.6	$10.7	$11.3	$8.0	$5.1

(in millions)	inVentiv Clinical YTD09*	inVentiv Clinical YTD08*	inVentiv Commercial YTD09*	inVentiv Commercial YTD08*	inVentiv Communications YTD09*	inVentiv Communications YTD08*	inVentiv Patient Outcomes YTD09*	inVentiv Patient Outcomes YTD08*
Operating income, as reported	$4.8	$7.8	$18.2	$17.2	$20.2	$23.2	$13.8	$9.7
Add: Equity compensation expense	0.6	0.9	1.0	2.3	0.9	0.9	0.3	0.3
Adjusted Operating Income	$5.4	$8.7	$19.2	$19.5	$21.1	$24.1	$14.1	$10.0

* Six months ended June 30

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